[SHIP][VANGUARD]

VANGUARD(R) MORGAN(TM) GROWTH FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006


PROSPECTUS TEXT CHANGE
The third paragraph in the Investment  Advisors  section is restated as follows:
The Fund pays two of its investment advisors--Wellington Management and Franklin Portfolio Associates--on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the Fund's average daily net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Fund over a trailing 36-month period is compared with that of the Russell 3000 Growth Index (for Wellington Management) or the Russell Midcap Growth Index (for Franklin Portfolio Associates) over the same period.













(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSA26  072006



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VANGUARD/(R)/ MORGAN/TM /GROWTH FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 27, 2006


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

The third paragraph under the heading "Franklin Portfolio Associates, LLC" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Franklin Portfolio Associates a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Franklin Portfolio's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Franklin Portfolio relative to the investment performance of the Russell Midcap Growth Index (the Index). The investment performance of the Franklin Portfolio will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The third paragraph under the heading "Wellington Management Company, LLP" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Wellington Management a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Wellington Management Portfolio's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Russell 3000 Growth Index (the Index). The investment performance of the Wellington Management Portfolio will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.














(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              072006